MFS(R) VARIABLE INSURANCE TRUST:

MFS Capital Opportunities Series               MFS New Discovery Series
MFS Emerging Growth Series                     MFS Research Bond Series
MFS Global Equity Series                       MFS Research International Series
MFS High Income Series                         MFS Research Series
MFS Investors Growth Stock Series              MFS Strategic Income Series
MFS  Investors Trust Series                    MFS Total Return Series
MFS Mid Cap Growth Series                      MFS Utilities Series
MFS Money Market Series                        MFS Value Series

                        Supplement to Current Prospectus:


Effective immediately, the following two paragraphs under the sub-section entitled "IV. Management of the Series - Investment Adviser," are hereby restated in their entirety:


MFS Fund Distributors, Inc. or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to insurance companies, plan sponsors and other eligible investors to whom shares of the series are offered (collectively, together with their affiliates, "Record Owners") as incentives to market the series or to cooperate with MFD's promotional efforts or in recognition of their marketing and/or administrative support. This compensation, which is paid by MFD, is not reflected in the fees and expenses listed in the fee table section of the series' prospectus. MFD compensates Record Owners based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the Record Owner, the level of assets attributable to and/or sales by the Record Owner, and the quality of the overall relationship with the Record Owner.


These payments may provide an additional incentive to Record Owners to actively promote the series or cooperate with MFD's promotional efforts. Depending on the arrangements in place at any particular time, a Record Owner may have a financial incentive to recommend a particular series or a share class. You can find further details in the SAI about the payments made by MFD and the services provided by Record Owners. In addition, you can ask your Record Owner for information about any payments it receives from MFD and any services provided, as well as about any fees and/or commissions it charges in addition to those disclosed in this prospectus. Record Owners that market the series may also act as, or be affiliated with, a broker or dealer in connection with a series' purchase or sale of portfolio securities. However, the series and MFS do not consider a Record Owner's purchases of shares of a series as a factor when choosing brokers or dealers to effect portfolio transactions for the series.


                 The date of this supplement is January 1, 2007.